UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 15, 2007

ARGYLE SECURITY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (210) 828-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Commencing November 15, 2007, Argyle Security, Inc. (“Argyle”) intends to hold presentations for current and/or potential stockholders. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation dated November 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGYLE SECURITY, INC.

Date: November 15, 2007	By:	/s/ Donald F. Neville
Name: Donald F. Neville Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation dated November 15, 2007.